EXHIBIT 99.906CERT


                     CERTIFICATION PURSUANT TO RULE 30a-2(b)
          UNDER THE 1940 ACT AND SECTION 906 OF THE SARBANES-OXLEY ACT

I, Shawn K. Young, President & Treasurer of The Kelmoore Strategy(R) Variable Trust (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:     MARCH 2, 2005                    /s/ Shawn K. Young
     ----------------------                -------------------------------------
                                           Shawn K. Young, President & Treasurer
                                           (principal executive officer &
                                           principal financial officer)